Exhibit 10.14

2023

Chain Convenience Stores

BIG TREE CLOUD

License and Cooperation Contract

Party A: Shenzhen Big Tree Cloud Commercial Chain Management Co. Ltd.

Unified social credit code: 91440300MA5HMN5P02

Party B:

Unified social credit code:

Upon Party B’s application and Party A’s approval, Party A authorizes Party B to use the chain brand to open authorized convenience stores, and Party A and Party B enter into the following terms and conditions upon friendly negotiation for mutual compliance.

1.	Definitions

1.1	Chain Brand: refers to the whole of the Visual Assets that are owned by Party A or that Party A has the right to externally authorize others to operate.

1.2	Visual Assets: refer to the unique set of intellectual property rights that Party A has the right to license others to use in the operation of the “BIG TREE CLOUD” chain convenience stores, which are the visual designs relating to the trade names, trademarks, logos, and the decorations and merchandise displays of the convenience stores owned by Party A (that Party A has the right to grant a license).

1.3	Trademarks: refer to the registered trademarks of “BIG TREE CLOUD” and the image of the lion, which are owned by or licensed to Party A.

1.4	Company Image: refers to the image of the company’s operations in which Party A has gained credibility through the use of the Visual Assets, and the unity of which is widely recognized by the public.

1.5	Party A’s Own-Branded Products: refer to the products made and sold under the management of Party A or its affiliates, bearing marks, logos and brands designated by Party A or its affiliates.

2.	Independent Contractors

2.1	The parties hereto are independent contractors, and no joint venture, agency, or employment relationship exist between them.

2.2	Party B has no power to act on behalf of Party A. Party B’s employees are not employees of Party A, nor agents of Party A. Party A bears no responsibility for Party B’s employment of its employees or any acts of Party B’s employees.

2.3	Party B is solely responsible for any risks and liabilities relating to the operation of the licensed convenience store, and makes its own judgment and acts on its own in relation to the operation of the store.

3.	The License

3.1	Party A grant a license in writing to Party B to operate one convenience store in the name of “BIG TREE CLOUD” by using the Visual Assets at [insert the address] (the “Store”).

3.2	The license term hereof is 2 years from [ ] to [ ]. The parties hereto may negotiate to sign a supplementary agreement to extend the license term before the original term expires.

3.3	The information of the licensed Trademarks is as follows:

Trademark name: BIG TREE CLOUD and the image of the lion.

Trademark registration number: 46352101, 46363000

Type of license: Party B has the right to use the Trademarks under a general license. Party A licenses the Trademarks to Party B for the term, territory and manner agreed herein, and Party A has the right to use the Trademarks on its own or to separately license the Trademarks to other parties.

Scope of license: as indicated in Article 3.1.

Use of Trademarks: Party B has the right to use the Trademarks at the store front, light box and store decoration as permitted by Party A.

Special provisions on use of the Trademarks: Without Party A’s consent, Party B shall not register the Trademarks as a trade name of a company/the Store.

4.	Royalty and Deposit

4.1	Royalty: RMB five thousand (in figures: RMB5,000). Party B shall pay the royalty in full to Party A on the signing date hereof. Party B acknowledges that it shall not request refund of the royalty unless Party A breaches and terminate this contract unilaterally.

4.2	Deposit: RMB ten thousand (in figures: RMB10,000). Party B shall pay the deposit in full to Party A on the signing date hereof.

4.3	If Party B’s default causes Party A to deduct all or part of Party B’s deposit, Party B shall make up the deposit within 3 days. If Party B is not in default after the expiration of this contract, Party A will return the remaining deposit one month after the expiration. Party B will receive deposit with the original receipt; otherwise, the deposit will not be refunded.

5.	Promotion Fee

During the term hereof, Party A agrees to pay Party B the brand promotion fee of no less than RMB5,000 and no more than RMB15,000 for each year in which this contract is performed in its satisfaction (from the effective date hereof). If the period for calculating the promotion fee is less than one year for whatever reason or if Party B breaches this contract, Party B shall not be entitled to the promotion fee. The specific amount of the promotion fee shall be determined by Party A based on Party B’s operation result of last year and the promotion of Party A’s Own-Brand Products, to which Party B has no objection. Party B shall issue an invoice of “promotion fee” to Party A before receiving payment of the fee.

6.	Use of Brand and Commitments

6.1	During the license term, Party B must maintain a clear logo related to Party A’s chain brand on the interior and exterior of the Store.

6.2	Party B shall not use Party A’s trade names, trademarks, logos, marks, styles, labels and signboards and other Chain Brand identifiers in places other than those stipulated in this contract. At the same time, Party B is strictly prohibited from using logos identical or similar to Party A’s Trademarks as all or part of Party B’s company name or for other purposes.

6.3	After the termination or cancellation of this contract is confirmed by both parties, Party B shall not operate under any signboards, trade names, trademarks, images, names, logos and other chain brands of Party A. If Party B fails to take the initiative to remove Party A’s chain brand logo within 15 days after the termination of this contract, Party A can remove it by itself, and Party B must bear all the costs incurred and the losses caused to Party A. At the same time, Party B shall pay Party A the brand usage fee at the rate of RMB[500]/day before Party A finishes the removal. If this contract is not confirmed by both parties to terminate or cancel, Party B shall not remove or change the Store’s front or light box installed by Party A; otherwise, Party B shall pay liquidated damages to Party A at the rate of RMB[1,500]/square meter (according to the actual area of the Store front or light box).

6.4	Subject to other provisions hereof, Party B undertakes that it will not use the same or similar trademarks, service marks, specific names and other business symbols that are identical or similar to Party A’s chain brand, or that are likely to cause confusion, and shall not engage in any behavior that is detrimental to Party A’s reputation, credibility, or that hinders Party A and Party A’s other types of licensed convenience stores; otherwise, Party A shall have the right to recover all resulting damages from Party B.

6.5	If Party B, with the permission of Party A, uses Party A’s trademark as the brand name of the Store, it shall, within 30 days from the date of cancellation or termination of this contract, apply to the original registration authority for change of name or cancellation of registration. In case of late change or cancellation, Party B shall pay Party A the royalty of RMB500 per day until Party B completes the change or cancellation.

6.6	In addition to the above agreement, during the license term, Party B shall not expand the scope of use of the registered trademarks in any form or method when using Party A’s Trademarks, and shall not use the Trademarks in combination with other trademarks, trade names or logos without Party A’s permission.

7.	Renovation and Opening of the Store

7.1	Party A is responsible for arranging the designated decoration and design company to provide the Store front with decoration design and installation at Party A’s expense. Party A may separately provide Party B with some of the decorations in the Store, and Party B shall decorate the Store according to Party A’s requirements. The cost of the decorations shall be borne by Party A.

7.2	Party B shall ensure the validity of the business qualification of the Store operated by it and shall operate the Store legally. Party B shall provide Party A with the convenience of installing the Store front or light box after the signing of this contract.

7.3	Prior to the opening of the Store, Party B shall provide all the equipment required for the Store, such as freezers, coolers, cash registers, etc., to enable the Store to meet the opening requirements.

8.	Supply of Goods

8.1	Except for Party A’s Own-Brand Products, all goods sold in Party B’s Store can be sourced from outside. Party B shall actively sell and promote Party A’s Own-Brand Products.

8.2	Party B may also use Party A’s supply system to purchase goods and settle payment after obtaining Party A’s permission. Party A’s supply system refers to the Big Tree Cloud authorized convenience store management system owned by Party A, and includes the logistics and related services.

8.3	Operation of Party A’s supply system

(1)	After the signing of this contract and before the official opening of the Store, Party A shall provide Party B with the exclusive account number and password of Party A’s supply system upon Party B’s application for approval.

(2)	Party B shall keep the password properly.

(3)	Party B shall carry out the following operations through the exclusive account: ① Initiating purchase orders, returning goods, etc.; ② Reconciling accounts; ③ Querying relevant financial information; ④ Receiving notices, prompts and announcements about the system.

8.4	Party B confirms the following:

(1)	Operations of Party B through the exclusive account in the supply system of Party A are ordering made by or on behalf of Party B;

(2)	Party B accepts related user agreement and terms of service of Party A’s supply system;

(3)	Party B will promptly check relevant notices of Party A’s supply system related notices and make reconciliation in accordance with Party A’s requirements.

8.5	Party A has the right to manage the supply system independently, including the right to adjust the supply of goods and supply prices.

9.	Operation Liability and Supervision

9.1	Party B assumes the responsibility of the seller and service provider to the customers, and solves the disputes with the customers by itself. Party A has no legal relationship with the customers of Party B. If Party B suffers any damage caused by the products and services provided by Party A, Party B can recover the compensation in accordance with the law. If Party B’s fault causes infringement or other economic losses to customers or third parties, Party B shall bear the compensation responsibility by itself. If it leads to external reimbursement by Party A, Party A may recover the compensation from Party B.

9.2	In order to ensure that the brand use of the Store and Party B’s promotion of Party A’s Own-Brand Products are in line with the agreement, Party A has the right to supervise the business activities of the Store in accordance with this contract.

9.3	In order to ensure the accuracy of calculation and payment of the promotion fee, Party B shall use the cash register system provided by Party A as the only cash register system for the Store, and Party A has the right to access the system content and Party B’s operation data. This clause shall be deemed as Party B’s authorization for Party A to access the operation data.

9.4	In order to ensure the sales and promotion of Party B’s Own-Brand Products, Party B shall meet the daily operating hour requirement of Party A, and shall not close or suspend business without authorization. If the business cannot be operated due to objective reasons, Party B shall consult with Party A in time for adjustment; otherwise, it shall be regarded as a breach of contract.

10.	Party A’s Rights and Obligations

10.1	After the signing of this contract and the fulfillment of Party B’s obligation to pay the royalty, security deposit and other related fees, Party A shall provide the Store front design and decoration free of charge in accordance with this contract, and provide Party B with the Store cash register system to meet Party B’s business needs.

10.2	Party A shall provide Party B with the designated products in a timely manner in accordance with the valid orders generated by Party B in Party A’s supply system.

10.3	If Party B obstructs Party A’s Own-Brand Products from displaying and selling or negatively arrange such products to display and sell on the shelves in the required location, or if Party B cannot continue to operate the Store due to its own mismanagement and other reasons, and constitutes a breach of contract, Party A has the right to terminate this contract, and will not return the deposit.

10.4	Party A shall return the deposit to Party B or Party B’s successor of this contract in accordance with the provisions hereof.

10.5	Party A shall safeguard Party B’s rights according to other provisions hereof.

11.	Party B’s Rights and Obligations

11.1	Party B shall lease or purchase the premises required by the Store.

11.2	If Party B wishes to change the business location and position of the Store specified in Article 3.1 of this contract due to changes in the business environment and other reasons, Party B must submit a written application for the change to Party A, and the change can only be made with Party A’s written consent. After the change, the decoration of the front of the Store shall meet the brand license requirements of Party A, and the cost shall be borne by Party B.

11.3	Party B must sign another license and cooperation contract with Party A before using Party A’s brand when opening another authorized convenience store in addition to the Store in Article 3.1.

11.4	When Party B transfers the Store under any circumstances, a supplementary agreement shall be signed by three parties after Party A’s written consent. The right to apply for refund of the deposit shall be transferred to the successor of the Store at the same time, and Party B has the responsibility to cooperate with Party A and the successor in transferring the Store and supply system accounts.

11.5	Party B shall not disclose to any third party the Visual Assets or secrets of the Store provided by Party A in accordance with this contract as well as any information detrimental to Party A’s interests, and has the responsibility to ensure that its employees do not disclose or convey such information to any third party; otherwise, it shall be liable for all the damages caused to Party A as a result of such disclosure. This Article 11.5 is valid permanently.

11.6	Party B shall place Party A’s Own-Brand Products in Party A’s designated position in the Store, and shall not change without Party A’s permission, and shall ensure a certain display scale.

11.7	Party B shall unconditionally cooperate with Party A in all promotional and sales activities of Party A’s Own-Brand Products.

12.	Default Liabilities

12.1	If Party B has any of the following circumstances, it shall be a fundamental breach of contract by Party B. Party A has the right to terminate this contract by written notice to Party B, and the notice of termination shall take effect when it reaches Party B:

(1)	Changing or expanding the scope of use of registered trademarks or related logos within the Chain Brand without prior written consent of Party A, or changing the unique front and interior design of the Store without authorization.

(2)	Serious violation of Party A’s Chain Brand management standards, damaging Party A’s goodwill.

(3)	During the term hereof, Party B obstructs Party A’s Own-Brand Products from displaying or selling at the required location, or negatively arrange such display or sale.

(4)	Transferring the Store or changing the person in charge of the Store without Party A’s consent.

(5)	Party B violates other provisions hereof, fails to rectify within the time limit specified by Party A, or the same kind of violation reaches 3 times in total, or causes the purpose of this contract unable to be realized.

12.2	If Party B breaches this contract and causes Party A to terminate this contract, Party B shall pay Party A RMB5,000 as liquidated damages and settle all the payment with Party A on the date of contract termination. If the liquidated damages are not enough to compensate for Party A’s loss, Party B shall also compensate Party A for all the losses, and Party B’s deposit shall not be refunded at the same time.

12.3	If either party breaches otherwise this contract, it shall compensate all losses of the non-breaching party.

13.	Others

13.1	Party B shall submit the original and a copy of the signed lease/purchase contract of the business premises to Party A at the time of signing this contract, and a copy of the signed lease contract shall be deposited with Party A.

13.2	When applying for the Chain Brand license, if Party B is an individual, Party B shall provide a copy of the ID card, and household register; if Party B is a company or individual business, Party B shall provide a copy of relevant documents (business license, national tax and local tax registration certificate, food business license, identity card of the legal representative, etc.) to the Party A as an attachment to this contract.

14.	Dispute Resolution

Any matters not covered in this contract shall be resolved by both parties through frank negotiation in the spirit of the desire to develop the business. In case of any dispute arising out of this contract, the dispute shall be governed by the court of Party A’s place exclusively.

15.	Miscellaneous

This contract is made in two copies, with each party holding one. This contract becomes effective when it is signed and sealed by both parties. If Party A and Party B sign and seal this contract on different dates, the latter one shall prevail.

Party B confirms that Party B has read in detail all the terms and contents of this contract and the Annex, and Party A has explained to Party B in detail all the contents of this contract, including but not limited to the terms of exempting or limiting Party A’s responsibility, and the terms of breach of contract of Party B. Party B fully understands and agrees to perform all the contents of this contract and accepts all the benefits and risks arising from the fulfillment of this contract.

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Party A (seal):	Party B (signature/seal)

Legal representative/ authorized representative:	Legal representative/ authorized representative:

Date:	Date:

Form of Application for Brand License

No.:

Applicant’s name	Gender	Nationality		Marital status
Birthdate		Domicile		Health condition
ID Card No.			Education level
Home address			Tel.
Current operating status	Scope	☐ Beverages ☐ Snacks ☐ Processed food ☐ Daily necessities ☐ Cigarettes
	Area	Square meters
Years
	Annual sales amount	RMB
	Remaining lease term	☐ months
Current operating address
Approval of license by BIG TREE CLOUD	Opinions of regional subsidiary	By: Date:
	Opinion of the Headquarters Development Department	By: Date:
	General Manager	By: Date:

Signature of applicant:	Date:

Statement: I ______ (name) confirm that the above information provided by me voluntarily to Shenzhen Big Tree Cloud Commercial Chain Management Co. Ltd. (the “Company”) is true. If it is necessary, the Company can inquire about my financial situation and credit standing with my bank, other institutions or persons. I have a basic understanding of and fully agree to the contents of the chain brand license and brand promotion requirements of the Company. I confirm that any information learned whether orally or in writing from the Company is the Company’s business secrets, which I will keep confidential. I (The store) hereby apply to become the authorized convenience store of the Company.

Signature:

Date:

Supplementary Agreement to the License and

Cooperation Contract of BIG TREE CLOUD Chain

Convenience Store

Party A: Shenzhen Big Tree Cloud Commercial Chain Management Co. Ltd.

Unified social credit code: 91440300MA5HMN5P02

Party B:

ID Card No.:

Whereas, the Parties signed the License and Cooperation Contract of BIG TREE CLOUD Chain Convenience Store (the “Contract”) on [date]. Now, the Parties, based on equality, voluntariness and consensus, make the following modifications and supplements to the Contract for their mutual observance:

1.	Article 4.1 of the Contract is amended as follows: “The royalty is RMB five thousand (in figures: RMB5,000). Party B shall pay the royalty to Party A in one lump sum on the signing date hereof. Provided that the contract is performed continuously, and that Party B commits no breach hereof and actively promotes and sells Party A’s Own-Brand Products, Party A shall pay Party B a licensing subsidy of RMB5,000 in one lump sum one year after the effectiveness of the contract.”

2.	Article 4.2 of the Contract is amended as follows: “Party A releases Party B’s obligation to pay the deposit of RMB10,000.”

3.	Article 5 of the Contract is amended as follows: “To promote Party A’s Own-Brand Products, Party A agrees to pay Party B the promotion subsidy of RMB3,000 within one week after the effectiveness of this contract. Party A shall pay the subsidy of RMB3,000 to Party B every half year after the payment of the first promotion subsidy provided that Party B commits no breach hereof. The cash subsidy to be received by Party B during the licensing period shall not exceed RMB12,000. Party B shall issue to Party A the invoice for market promotion fee of corresponding amount before the payment of each subsidy; otherwise, Party A may delay the payment.”

4.	Article 7.1 of the Contract is amended as follows: “Party B shall install the designated circular light box at the location designated by Party A outside the Store, and the design, production and installation costs of the circular light box shall be borne by Party A. Party B must ensure the normal use of the light box during the licensing period. If Party B needs to change Party A’s designated store front of the Store, it can apply to Party A for a consent separately, and upon Party A’s consent, the design, production and installation costs of the store front shall be borne by Party A.”

5.	Article 8.7 is added to the Contract as follows: “After the formal operation of Party B’s convenience store, Party A will first provide Party B with Party A’s Own-Brand Products or designated products valued at RMB3,000-5,000 to meet Party B’s sales demand. Party B will pay Party A on the 1st day of each month for the goods sold in the previous month based on the actual sales volume. Party A has the right to inspect Party B’s actual sale of Party A’s products, including but not limited to through inventory counting, sales data checking and other ways to realize the purpose of Party A’s inspection.”

6.	Article 13.3 is added to the Contract as follows: “If Party B fails to pay the purchase price to Party A according to the provisions of Article 8.7 of the contract, Party A will give Party B a grace period of 15 days. For each day overdue after the grace period, Party B shall pay liquidated damages to Party A at the rate of 1%/day of the unpaid amount of the goods.”

7.	Except as expressly modified and supplemented by this Agreement, the other provisions of the Contract shall remain in full force and effect. In the event of any inconsistency between this Agreement and the Contract, this Agreement shall prevail.

8.	After this Agreement comes into effect, it becomes an integral part of the Contract and has the same legal effect as the Contract.

9.	This Agreement is made in two copies, with each Party holding one copy. This Agreement becomes effective when it is signed and sealed by both Parties.

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Party A (seal):	Party B (signature):

Legal/authorized representative:	Legal/authorized representative:

Second Supplementary Agreement to the License and

Cooperation Contract of BIG TREE CLOUD Chain

Convenience Store

This Second Supplementary Agreement to the License and Cooperation Contract of BIG TREE CLOUD Chain Convenience Store (the “Agreement”) is made by the following parties in Guangming District, Shenzhen:

Party A: Shenzhen Big Tree Cloud Commercial Chain Management Co. Ltd.

Unified social credit code: 91440300MA5HMN5P02

Party B:

Unified social credit code/ID Card No.:

(For the purpose hereof, Party A and Party B are individually referred to as a “Party” and collectively as the “Parties”.)

Whereas,

(1)	The Parties signed the License and Cooperation Contract of BIG TREE CLOUD Chain Convenience Store and the Supplementary Agreement to the License and Cooperation Contract of BIG TREE CLOUD Chain Convenience Store (the “Contracts”) on [date].

(2)	During the performance of the Contracts, Party A only authorizes Party B to use the trademarks of BIG TREE CLOUD (Registration No. 46363000) and the image of the lion (Registration No. 46352101) for certain royalty. Meanwhile, Party A requests Party B to maintain a special counter for Party A’s own products and promote such products. However, the actual performance of the Parties is different from the provisions of the Contracts.

To specify the rights and obligations of the Parties, the content of the Contracts is amended as follows for mutual observance:

1.	Licensed Trademarks and Scope of Use

1.1	Licensed trademarks. Party A licenses the following trademarks legally owned by it to Party B for its use:

Trademark	Application/ registration No.	Goods/ services
	46352101	Online promotion of computer networks and websites; advertising; advertising on the Internet for others; business management assistance; business information agencies; business management of franchises; outsourcing services for arranging the purchase of goods for others; marketing services; promotion of goods and services for others; optimization of search engines for marketing purposes

	46363000	Online promotion of computer networks and websites; advertising; advertising on the Internet for others; business management assistance; business information agencies; business management of franchises; outsourcing services for arranging the purchase of goods for others; marketing services; promotion of goods and services for others; optimization of search engines for marketing purposes

Type of license: Party B has the right to use the trademarks under a general license. Party A licenses the trademarks to Party B for the term, territory and manner agreed herein, and Party A has the right to use the trademarks on its own or to separately license the trademarks to other parties.

Scope of license: as specified herein.

Use of trademarks: Party B has the right to use Party A’s trademarks at the store front or in the store.

Sublicense: Without Party A’s consent, Party B shall not have the right to license any third party to use the trademarks or expand the scope of use of the trademarks through any other forms, unless otherwise agreed in this Agreement.

Special provisions on the licensee: Party B as referred to in this Agreement means only Party B itself (including Party B’s branches) and does not include any of Party B’s affiliates (including but not limited to Party B’s subsidiaries).

Special provisions on use of the trademarks: Without Party A’s consent, Party B shall not register the trademarks as a trade name of a company/the Store.

1.2	Territory of license:

1.3	Term of license: [ ] years from [ ] to [ ]. The Parties may sign a supplementary agreement through negotiation before the expiration of the license term to extend the license term.

2.	Royalty

The royalty hereunder is RMB five thousand (¥5,000) and shall be paid by Party B in full to Party A on the signing date of the Contracts.

3.	Use of Trademarks and Commitments

3.1	During the license term, Party B must maintain clear trademarks of Party A in or outside the store.

3.2	Party B shall not use Party A’s trademarks in places other than those stipulated in this Agreement. Except as otherwise stipulated herein, Party B is strictly prohibited from using trademarks identical or similar to Party A’s trademarks as all or part of Party B’s company name or for other purposes.

3.3	After the termination or cancellation of this Agreement is confirmed by both Parties, Party B shall not use the trademarks of Party A. If Party B fails to take the initiative to remove Party A’s trademarks within 15 days after the termination of this Agreement, Party A can remove it by itself, and Party B must bear all the costs incurred and the losses caused to Party A. At the same time, Party B shall pay Party A the royalty at the rate of RMB[500]/day before Party A finishes the removal. If this Agreement is not confirmed by both Parties to terminate or cancel, Party B shall not remove or change the Store’s front or light box installed by Party A; otherwise, Party B shall pay liquidated damages to Party A at the rate of RMB[1,500]/square meter (according to the actual area of the Store front or light box).

3.4	Subject to other provisions hereof, Party B undertakes that it will not use the same or similar trademarks that are identical or similar to Party A’s trademarks or any business symbols that are likely to cause confusion, and shall not engage in any behavior that is detrimental to Party A’s reputation, credibility, or that hinders Party A’s act; otherwise, Party A shall have the right to recover all resulting damages from Party B.

3.5	If Party B, with the permission of Party A, uses Party A’s trademarks as the brand name of the store, it shall, within 30 days from the date of cancellation or termination of this Agreement, apply to the original registration authority for change of name or cancellation of registration. In case of late change or cancellation, Party B shall pay Party A the royalty of RMB500 per day until Party B completes the change or cancellation.

3.6	In addition to the above agreement, during the license term, Party B shall not expand the scope of use of the registered trademarks in any form or method when using Party A’s licensed trademarks, and shall not use the trademarks in combination with other trademarks, trade names or logos without Party A’s permission.

4.	Promotion of Party A’s Products

4.1	The Parties confirm that during the license term, Party B shall provide Party A with special shelves in its store for displaying and selling Party A’s own brand products, and at the same time, Party B shall promote Party A’s own brand products according to Party A’s requirements. The relevant products shall be sold by Party A or Party A’s designated third party to Party B. Party B shall pay Party A or Party A’s designated third party the price for the products sold in the previous month on the [1st] of each month according to the actual sales situation. If Party B fails to pay the price according to this Agreement, Party B shall pay Party A the liquidated damages of RMB500 for each day of overdue payment.

4.2	Subject to Article 4.1 hereof, within one week after signing the Contracts, Party A shall pay a promotion subsidy of RMB3,000 to Party B; and for each half year from the signing date of the Contracts, Party A shall pay another promotion subsidy of RMB3,000 if Party B has no breach of contract. During the license term, Party B may receive promotion subsidy of RMB12,000 in cash. Party B must issue an invoice of market promotion fee to Party A. The specific amount of the promotion fee is to be determined by Party A based on the actual performance of and the promotion of Party A’s products by Party B, to which Party B has no objection. Party B shall issue an invoice of “promotion fee” to Party A before receiving payment of the fee; otherwise, Party A has the right to refuse payment without any liability for breach of contract.

5.	Party A’s Rights and Obligations

5.1	Party A shall ensure that it has the power to grant a license over the trademarks specified in this Agreement.

5.2	If Party B obstructs Party A’s own-brand products from displaying or selling on the shelves, or negatively arrange such display or sale, or if the store is unable to operate due to Party B’s improper operation, and Party B is deemed in breach of this Agreement, Party A has the right to terminate this Agreement.

5.3	Party A shall safeguard Party B’s rights according to other provisions hereof.

6.	Party B’s Rights and Obligations

6.1	If Party B wishes to change the business location of the store specified in Article 1 hereof due to changes in the business environment and other reasons, Party B must submit a written application for the change to Party A, and the change can only be made with Party A’s written consent.

6.2	Party B must sign another license and cooperation contract with Party A when opening another authorized convenience store in addition to the store specified in Article 1.

6.3	When Party B transfers the store under any circumstances, a supplementary agreement shall be signed by three parties after Party A’s written consent. The right to apply for promotion fee and license subsidy shall be transferred to the successor of the store at the same time.

6.4	Party B shall not disclose to any third party any confidential information of Party A accessed by Party B due to the signing and performance hereof, and has the responsibility to ensure that its employees do not disclose or convey such information to any third party; otherwise, it shall be liable for all the damages caused to Party A as a result of such disclosure. This Article 6.4 is valid permanently.

6.5	Party B shall place Party A’s Own-Brand Products in Party A’s designated position in the store, and shall not change without Party A’s permission, and shall ensure a certain display scale.

6.6	Party B shall unconditionally cooperate with Party A in all promotional and sales activities of Party A’s Own-Brand Products.

7.	Default Liabilities

7.1	If Party B has any of the following circumstances, it shall be a fundamental breach of contract by Party B. Party A has the right to terminate this Agreement by written notice to Party B, and the notice of termination shall take effect when it reaches Party B:

(1)	Changing or expanding the scope of use of registered trademarks without prior written consent of Party A, or removing Party A’s trademarks without authorization.

(2)	Damaging Party A’s goodwill during daily operation.

(3)	During the term hereof, Party B obstructs Party A’s Own-Brand Products from displaying or selling at the required location, or negatively arrange such display or sale.

(4)	Transferring the store or changing the person in charge of the store without Party A’s consent.

(5)	Party B violates other provisions hereof, fails to rectify within the time limit specified by Party A, or the same kind of violation reaches 3 times in total, or causes the purpose of this contract unable to be realized.

7.2	If Party A terminates this Agreement due to Party B’s breach hereof, Party B shall pay Party A RMB5,000 as liquidated damages and settle all the payment with Party A on the date of contract termination. If the liquidated damages are not enough to compensate for Party A’s loss, Party B shall also compensate Party A for all the losses.

7.3	If either party breaches otherwise this Agreement, it shall compensate all losses of the non-breaching party.

8.	Others

8.1	Party B shall submit the original and a copy of the signed lease/purchase contract of the business premises to Party A at the time of signing this Agreement, and a copy of the signed lease contract shall be deposited with Party A.

8.2	When applying for the license, if Party B is an individual, Party B shall provide a copy of the ID card, and household register; if Party B is a company or individual business, Party B shall provide a copy of business license to the Party A as an attachment to this Agreement.

8.3	This Agreement constitutes the entire agreement between the Parties with respect to the trademark license and supersedes the Contracts and all written and oral agreements, memorandums of understanding, representations or other obligations between the Parties with respect to the trademark license. Upon the signing and entry into force of this Agreement, the parties acknowledge that the Contracts are terminated and the Parties shall no longer have any rights or obligations under the Contracts.

9.	Dispute Resolution

Any matters not covered in this Agreement shall be resolved by both Parties through frank negotiation in the spirit of the desire to develop the business. In case of any dispute arising out of this Agreement, the dispute shall be governed by the court of Party A’s place exclusively.

10.	Miscellaneous

This Agreement is made in two copies, with each Party holding one. This Agreement becomes effective when it is signed and sealed by both Parties. If Party A and Party B sign and seal this Agreement on different dates, the latter one shall prevail.

Party B confirms that Party B has read in detail all the terms and contents of this Agreement, and Party A has explained to Party B in detail all the contents of this Agreement, including but not limited to the terms of exempting or limiting Party A’s responsibility, and the terms of breach of contract of Party B. Party B fully understands and agrees to perform all the contents of this Agreement and accepts all the benefits and risks arising from the fulfillment of this Agreement.

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(Signature page of the Second Supplementary Agreement to the License and Cooperation Contract of BIG TREE CLOUD Chain Convenience Store)

Party A (seal):

Party B (seal/signature):

Date:

Third Supplementary Agreement to the License and
Cooperation Contract of BIG TREE CLOUD Chain
Convenience Store

This Third Supplementary Agreement to the License and Cooperation Contract of BIG TREE CLOUD Chain Convenience Store (the “Agreement”) is made by the following parties in [Guangming District, Shenzhen]:

Party A: Shenzhen Big Tree Cloud Commercial Chain Management Co. Ltd.

Unified social credit code: 91440300MA5HMN5P02

Party B:

Unified social credit code/ID Card No.:

Party C:

Unified social credit code/ID Card No.:

(For the purpose hereof, Party A, Party B and Party C are individually referred to as a “Party” and collectively as the “Parties”.)

Whereas,

(1)	Party A and Party B signed the License and Cooperation Contract of BIG TREE CLOUD Chain Convenience Store and the Supplementary Agreement to the License and Cooperation Contract of BIG TREE CLOUD Chain Convenience Store (the “License Contracts”) on [date]; and Party A, Party B and Party C signed the Supplementary Agreement to the License and Cooperation Contract of BIG TREE CLOUD Chain Convenience Store (together with the License Contracts as the “Contracts”);

(2)	During the performance of the Contracts, Party A only authorizes Party B to use the trademarks of BIG TREE CLOUD (Registration No. 46363000) and the image of the lion (Registration No. 46352101) for certain royalty. Meanwhile, Party A only requests Party B to maintain a special counter for Party A’s own products and Party C shall promote such products at the counter. However, the actual performance of the Parties is different from the provisions of the Contracts.

To specify the rights and obligations of the Parties, the content of the Contracts is amended as follows for mutual observance:

1.	Licensed Trademarks and Scope of Use

1.1	Licensed trademarks. Party A licenses the following trademarks legally owned by it to Party B for its use:

Trademark	Application/ registration No.	Goods/ services
	46352101	Online promotion of computer networks and websites; advertising; advertising on the Internet for others; business management assistance; business information agencies; business management of franchises; outsourcing services for arranging the purchase of goods for others; marketing services; promotion of goods and services for others; optimization of search engines for marketing purposes

	46363000	Online promotion of computer networks and websites; advertising; advertising on the Internet for others; business management assistance; business information agencies; business management of franchises; outsourcing services for arranging the purchase of goods for others; marketing services; promotion of goods and services for others; optimization of search engines for marketing purposes

Type of license: Party B has the right to use the trademarks under a general license. Party A licenses the trademarks to Party B for the term, territory and manner agreed herein, and Party A has the right to use the trademarks on its own or to separately license the trademarks to other parties.

Scope of license: as specified herein.

Use of trademarks: Party B has the right to use Party A’s trademarks at the store front or in the store.

Sublicense: Without Party A’s consent, Party B shall not have the right to license any third party to use the trademarks or expand the scope of use of the trademarks through any other forms, unless otherwise agreed in this Agreement.

Special provisions on the licensee: Party B as referred to in this Agreement means only Party B itself (including Party B’s branches) and does not include any of Party B’s affiliates (including but not limited to Party B’s subsidiaries).

Special provisions on use of the trademarks: Without Party A’s consent, Party B shall not register the trademarks as a trade name of a company/the Store.

1.2	Territory of license:

1.3	Term of license: [ ] years from [ ] to [ ]. The Parties may sign a supplementary agreement through negotiation before the expiration of the license term to extend the license term.

2.	Royalty

The royalty hereunder is RMB five thousand (¥5,000) and shall be paid by Party B in full to Party A on the signing date of the License Contracts.

3.	Use of Trademarks and Commitments

3.1	During the license term, Party B must maintain clear trademarks of Party A in or outside the store.

3.2	Party B shall not use Party A’s trademarks in places other than those stipulated in this Agreement. Except as otherwise stipulated herein, Party B is strictly prohibited from using trademarks identical or similar to Party A’s trademarks as all or part of Party B’s company name or for other purposes.

3.3	After the termination or cancellation of this Agreement is confirmed by the Parties, Party B shall not use the trademarks of Party A. If Party B fails to take the initiative to remove Party A’s trademarks within 15 days after the termination of this Agreement, Party A can remove it by itself, and Party B must bear all the costs incurred and the losses caused to Party A. At the same time, Party B shall pay Party A the royalty at the rate of RMB[500]/day before Party A finishes the removal. If this Agreement is not confirmed by the Parties to terminate or cancel, Party B shall not remove or change the store’s front or light box installed by Party A; otherwise, Party B shall pay liquidated damages to Party A at the rate of RMB[1500]/square meter (according to the actual area of the Store front or light box).

3.4	Subject to other provisions hereof, Party B undertakes that it will not use the same or similar trademarks that are identical or similar to Party A’s trademarks or any business symbols that are likely to cause confusion, and shall not engage in any behavior that is detrimental to Party A’s reputation, credibility, or that hinders Party A’s act; otherwise, Party A shall have the right to recover all resulting damages from Party B.

3.5	If Party B, with the permission of Party A, uses Party A’s trademarks as the brand name of the store, it shall, within 30 days from the date of cancellation or termination of this Agreement, apply to the original registration authority for change of name or cancellation of registration. In case of late change or cancellation, Party B shall pay Party A the royalty of RMB500 per day until Party B completes the change or cancellation.

3.6	In addition to the above agreement, during the license term, Party B shall not expand the scope of use of the registered trademarks in any form or method when using Party A’s licensed trademarks, and shall not use the trademarks in combination with other trademarks, trade names or logos without Party A’s permission.

4.	Promotion of Party A’s Products

4.1	During the license term, Party A or any third party designated by Party A will sell Party A’s own products to Party B, and Party C will promote such products at the shelves provided by Party B. Party B shall pay Party A or Party A’s designated third party the price for the products sold in the previous month on the [1st] of each month according to the actual sales situation. If Party B fails to pay the price according to this Agreement, Party B shall pay Party A the liquidated damages of RMB500 for each day of overdue payment.

4.2	Subject to Article 4.1 hereof, within one week after signing the License Contracts, Party A shall pay a promotion subsidy of RMB3,000 to Party C; and for each half year from the signing date of the License Contracts, Party A shall pay another promotion subsidy of RMB3,000 if Party B and Party C has no breach of contract. During the license term, Party C may receive promotion subsidy of RMB12,000 in cash. Party C must issue an invoice of market promotion fee to Party A. The specific amount of the promotion fee is to be determined by Party A based on the sale and promotion of Party A’s products, to which Party C has no objection. Party C shall issue an invoice of “promotion fee” to Party A before receiving payment of the fee; otherwise, Party A has the right to refuse payment without any liability for breach of contract.

5.	Party A’s Rights and Obligations

5.1	Party A shall ensure that it has the power to grant a license over the trademarks specified in this Agreement.

5.2	If Party B obstructs Party A’s own-brand products from displaying or selling on the shelves, or negatively arrange such display or sale, or if the store is unable to operate due to Party B’s improper operation, and Party B is deemed in breach of this Agreement, Party A has the right to terminate this Agreement without refunding the deposit.

5.3	Party A shall safeguard Party B’s rights according to other provisions hereof.

6.	Party B’s Rights and Obligations

6.1	If Party B wishes to change the business location of the store specified in Article 1 hereof due to changes in the business environment and other reasons, Party B must submit a written application for the change to Party A, and the change can only be made with Party A’s written consent.

6.2	Party B must sign another license and cooperation contract with Party A when opening another authorized convenience store in addition to the store specified in Article 1.

6.3	When Party B transfers the store under any circumstances, a supplementary agreement shall be signed by three parties after Party A’s written consent. The right to apply for promotion fee and license subsidy shall be transferred to the successor of the store at the same time.

6.4	Party B shall not disclose to any third party any confidential information of Party A accessed by Party B due to the signing and performance hereof, and has the responsibility to ensure that its employees do not disclose or convey such information to any third party; otherwise, it shall be liable for all the damages caused to Party A as a result of such disclosure. This Article 6.4 is valid permanently.

6.5	Party B shall place Party A’s Own-Brand Products in Party A’s designated position in the store, and shall not change without Party A’s permission, and shall ensure a certain display scale.

6.6	Party B shall unconditionally cooperate with Party A in all promotional and sales activities of Party A’s Own-Brand Products.

7.	Party C’s Rights and Obligations

7.1	Party C shall promote Party A’s own products according to this Agreement.

7.2	Party C has the right to request Party A to pay the promotion fee according to this Agreement.

8.	Default Liabilities

8.1	If Party B has any of the following circumstances, it shall be a fundamental breach of contract by Party B. Party A has the right to terminate this Agreement by written notice to Party B, and the notice of termination shall take effect when it reaches Party B:

(1)	Changing or expanding the scope of use of registered trademarks without prior written consent of Party A, or removing Party A’s trademarks without authorization.

(2)	Damaging Party A’s goodwill during daily operation.

(3)	During the term hereof, Party B obstructs Party A’s Own-Brand Products from displaying or selling at the required location, or negatively arrange such display or sale.

(4)	Transferring the store or changing the person in charge of the store without Party A’s consent.

(5)	Party B violates other provisions hereof, fails to rectify within the time limit specified by Party A, or the same kind of violation reaches 3 times in total, or causes the purpose of this contract unable to be realized.

8.2	If Party A terminates this Agreement due to Party B’s breach hereof, Party B shall pay Party A RMB5,000 as liquidated damages and settle all the payment with Party A on the date of contract termination. If the liquidated damages are not enough to compensate for Party A’s loss, Party B shall also compensate Party A for all the losses, and the deposit will not be refunded.

8.3	If Party C fails to promote Party A’s products as agreed herein, Party A has the right to refuse to pay the promotion fee.

8.4	If either party breaches otherwise this Agreement, it shall compensate all losses of the non-breaching party.

9.	Others

9.1	Party B shall submit the original and a copy of the signed lease/purchase contract of the business premises to Party A at the time of signing this Agreement, and a copy of the signed lease contract shall be deposited with Party A.

9.2	When applying for the license, if Party B is an individual, Party B shall provide a copy of the ID card, and household register; if Party B is a company or individual business, Party B shall provide a copy of business license to the Party A as an attachment to this Agreement.

9.3	This Agreement constitutes the entire agreement between the Parties with respect to the trademark license and supersedes the Contracts and all written and oral agreements, memorandums of understanding, representations or other obligations between the Parties with respect to the trademark license. Upon the signing and entry into force of this Agreement, the parties acknowledge that the Contracts are terminated and the Parties shall no longer have any rights or obligations under the Contracts.

10.	Dispute Resolution

Any matters not covered in this Agreement shall be resolved by the Parties through frank negotiation in the spirit of the desire to develop the business. In case of any dispute arising out of this Agreement, the dispute shall be governed by the court of Party A’s place exclusively.

11.	Miscellaneous

This Agreement is made in three copies, with each Party holding one. This Agreement becomes effective when it is signed and sealed by the Parties. If Party A, Party B and Party C sign and seal this Agreement on different dates, the latest one shall prevail.

Party B confirms that Party B has read in detail all the terms and contents of this Agreement, and Party A has explained to Party B in detail all the contents of this Agreement, including but not limited to the terms of exempting or limiting Party A’s responsibility, and the terms of breach of contract of Party B. Party B fully understands and agrees to perform all the contents of this Agreement and accepts all the benefits and risks arising from the fulfillment of this Agreement.

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(Signature page of the Third Supplementary Agreement to the License and Cooperation Contract of BIG TREE CLOUD Chain Convenience Store)

Party A (seal):

Party B (signature):

Party C (seal):

Date: